                                                             Exhibit 99.22(h)(2)

                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                   FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY
                                       AND
                           THE SEVEN SEAS SERIES FUND

This Agreement is made as of this 12th day of April, 1988 between The Seven Seas Series Fund, a Massachusetts business trust (the "Investment Company"), and Frank Russell Investment Management Company, a Washington corporation ("Administrator").

WHEREAS, the Investment Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act") and intends to offer for public sale distinct series of shares of common stock, each corresponding to a distinct portfolio; and

WHEREAS, the Investment Company desires to retain the Administrator to furnish administrative services to the Investment Company and the Administrator is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Investment Company appoints Administrator as administrator of each Fund of the Investment Company in existence as of the date hereof ("Initial Fund"). In the event that the Investment Company establishes one or more series of shares other than the Initial Fund with respect to which it desires to retain Administrator to furnish administrative services hereunder, it shall so notify Administrator in writing, indicating the fee, if any, to be payable with respect to the additional series of shares. If the Administrator is willing to render such services, it shall so notify the Investment Company in writing, whereupon such series of shares shall become a Fund hereunder. In such event a writing signed by both the Investment Company and the Administrator shall be annexed hereto as a part hereof indicating that such additional series of shares has become a Fund hereunder.

2. ACCEPTANCE OF APPOINTMENT. The Administrator accepts such appointment and agrees to render the services for the compensation described herein. In all matters relating to the performance of this Agreement, the Administrator will act in conformity with the Master Trust Agreement, By-Laws and current Prospectuses and Statements of Additional Information of the Investment Company and with the instructions and directions of the Investment Company's Board of Trustees ("Board") and will conform to and comply with the requirements of the 1940 Act and all other applicable federal or state laws and regulations.

3. DUTIES AS ADMINISTRATOR. The Administrator will assist in administering the Investment Company's and the Fund's affairs subject to the supervision of the Board and the following understandings. The Administrator will:

(a) Supervise all aspects of the Investment Company's and the Fund's operation except as hereinafter set forth provided, however, that nothing contained herein shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the Investment Company's and the Fund's affairs.

(b) Provide the Investment Company and the Fund with such administrative and clerical services as are deemed reasonably necessary or advisable by the Board including the maintenance of certain of the Investment Company's and the Fund's books and records.

(c) Arrange, but not pay for, the periodic updating of the Investment Company's Prospectus and supplements thereto, proxy material, tax returns, and reports to the Fund's shareholders and the Securities and Exchange Commission, and appropriate State authorities.

(d) Arrange and pay for out of the Administrator's general revenues and profits: (i) the costs of prospectuses, reports to shareholders, and sales literature; (ii) advertising; and (iii) expenses incurred in connection with the promotion and sale of Funds shares.

(e) Provide the Investment Company and the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

(f) Make itself available to receive and transmit purchase and redemption requests to the Investment Company's transfer agent as promptly as practicable and respond to shareholder inquiries.

4. SERVICES NOT EXCLUSIVE. The services furnished by the Administrator hereunder are not to be deemed exclusive and the Administrator shall be free to furnish similar services to others so long as it can provide the services requested by this Agreement.

5.    BOOKS AND RECORDS.

(a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Administrator agrees (i) that all records which it maintains for the Investment Company are the property of the Investment Company and shall surrender promptly to the Investment Company any of such records upon the Investment Company's written request; and (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

(b) The Administrator agrees to maintain for the Investment Company inspection such reports and records reasonably necessary for the Investment Company to determine the accuracy of any expense base fee charged by the Administrator to the Investment Company.

6. AUDIT, INSPECTION AND VISITATION. The Administrator shall make available during regular business hours all records and other data created and maintained pursuant to the foregoing provision of this Agreement for reasonable audit and inspection by the Investment Company, any person retained by the Investment Company, or any regulatory agency having authority over the Investment Company.

7. EXPENSES. During the term of this Agreement, the Fund shall bear all expenses that are incurred in its operations not specifically assumed by the Administrator.

Expenses borne by the Fund shall include but not be limited to the following (or the Fund's proportionate share of the following): (a) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Administrator; (c) expenses of organizing the Investment Company and the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Investment Company under federal or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Investment Company's Trustees and officers who are not officers or employees of the Administrator or of any investment adviser or underwriter of the Investment Company; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of claim for damage or other relief asserted against the Investment Company or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates (if any); (l) expenses of setting in type and printing Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Investment Company or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8. COMPENSATION. For the services provided pursuant to this Agreement, effective from the date of this Agreement, the Investment Company will pay the Administrator a fee set forth in Schedule A, attached hereto.

9. LIMITATION OF LIABILITY OF THE ADMINISTRATOR AND VERIFICATION OF INFORMATION. The Administrator shall not be liable for any error of judgment or mistake of law for any loss suffered by any Fund or the Investment Company in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

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Any person, even though also an officer, partner, employee or agent of the
Administrator, who may be or become an officer, trustee, employee or agent of the Investment Company shall be deemed, when rendering services to any Fund or the Investment Company or acting with respect to any business of such Fund or the Investment Company, to be rendering services to or acting solely for the Investment Company and not as an officer, partner, employee or agent or one under the control or direction of the Administrator even though paid by it.

The Administrator shall have no obligation to verify the accuracy of any information provided by State Street Bank and Trust Company or its affiliates to Administrator in order to assist Administrator in complying with the terms of this Agreement.

10. AUTHORIZATION FOR USE OF SERVICE PROVIDERS. Administrator is authorized to and may retain the services of service providers, including State Street Bank and Trust Company and its affiliates, as Administrator may deem desirable to assist it in carrying out its responsibilities herein.

11.   DURATION AND TERMINATION.

(a) This Agreement shall become effective for each Fund on the date the Fund commences publicly offering its shares, provided that, with respect to any Additional Funds, the provisions of Section 1 have been complied with and has been approved by vote of a majority of the Trustees and a majority of those Trustees of the Investment Company who are not parties to this Agreement or interested persons of any such party, and who are not interested persons of the Investment Company and have no direct or indirect financial interest in the operation of the Investment Company's Distribution Plan ("Plan") or in any agreements related thereto (all such Trustees collectively being referred to herein as the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such action.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for one year from the above effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by a majority of the Board of Trustees.

(c) Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Fund on sixty days' written notice to the Administrator or by the Administrator at any time, without the payment of any penalty, on sixty days' written notice to such Fund. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will automatically terminate in the event of its assignment.

12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of such Fund affected by the amendment.

13. USE OF ADMINISTRATOR'S NAME. The Investment Company shall not use the name of Administrator in any Prospectus, sales literature or other material relating to the Investment Company in a manner not approved prior thereto by Administrator and in no event shall such approval be unreasonably withheld; provided, however, that Administrator approves all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the Securities and Exchange Commission or a state securities commission.

14. USE OF INVESTMENT COMPANY'S NAME. Administrator shall not use the name of the Investment Company for other than internal use in a manner not approved prior thereto by the Investment Company and in no event shall such approval be unreasonably withheld; provided, however, that the Investment Company approves all uses of its name which merely refer in accurate terms to the appointment of Administrator hereunder, which merely identifies the Investment Company or which are required by the Securities and Exchange Commission or a state securities commission.

15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Washington and any applicable federal law.

17. LIMITATION OF LIABILITY. The Master Trust Agreement dated October 3, 1987, as amended from time to time, establishing the Investment Company, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name The Seven Seas Series Fund means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Investment Company hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees or agents of the Investment Company, personally, but shall bind only the trust property of the Investment Company, as provided in its Master Trust

Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and signed by an officer of the Investment Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Investment Company as provided in its Master Trust Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                                 THE SEVEN SEAS SERIES FUND

By: /s/ Michael S. Caccese              By: /s/ George W. Weber
    ----------------------                  -------------------
    Michael S. Caccese                      George W. Weber

Attest:                                 FRANK RUSSELL INVESTMENT
                                        MANAGEMENT COMPANY

By: /s/ Michael S. Caccese              By: /s/ Lynn L. Anderson
    ----------------------                  --------------------
    Michael S. Caccese                      Lynn L. Anderson

                                 AMENDMENT NO. 8
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                   FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY
                                       AND
                                   SSgA FUNDS

This Amendment No. 8 amends the Administration Agreement ("Agreement") dated April 12, 1988 as previously amended by and between Frank Russell Investment Management Company, a Washington corporation ("Administrator") and SSgA Funds, a Massachusetts business trust ("Fund"). The Fund is an open-end investment management company registered under the Investment Company Act of 1940, as amended. Administrator acts as administrator for the Fund pursuant to the terms of the Agreement. Fund and Administrator now desire to amend Section 3 and Schedule A to the Agreement to remove the provision of services related to the monthly Fact Sheets and adjust the fees accordingly:

1. SECTION 3. Section 3 to the agreement is hereby amended to delete in its entirety subsection (g).

2. SCHEDULE A. Schedule A to the Agreement is hereby amended to read in its entirety as Schedule A attached to this Amendment.

3. EFFECTIVE DATE. The effective date of this amendment shall be April 8, 2003.

4. OTHER TERMS. All other terms of the Agreement shall remain in full force and effect.

DATED this 8th day of April, 2003.

SSgA FUNDS                                      FRANK RUSSELL INVESTMENT
                                                  MANAGEMENT COMPANY

By                                           By
  --------------------------------             --------------------------
     J. David Griswold                            Lynn L. Anderson
     Senior Vice President and                    Chairman of the Board and
       Associate General Counsel                    Chief Executive Officer

                               SCHEDULE A -- FEES

                             Effective April 8, 2003

A. ADMINISTRATIVE SERVICES FEE. For all services provided by Administrator pursuant to the Agreement ("Administrative Services"), the Fund agrees to pay Administrator an annual fee ("Administrative Services Fee") equal to the sum of the products of the average daily net assets for each Portfolio of the Fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS
3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS
3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS
3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS
7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)
3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

Additionally, the Administrator will charge a flat fee of $30,000 per year per Portfolio on all Portfolios (except the Life Solutions Funds) with less than $500 million in assets under management.

The Administrative Services Fee shall be accrued daily at a rate of 1/365th of the annual fee and shall be based upon the average daily net assets of each Portfolio during the calendar month. The Administrative Services Fee shall be payable monthly on the first business day following month end.

B. REIMBURSEMENT OF EXPENSES. In addition to paying the Administrative Services Fee, the Fund shall reimburse Administrator on invoice for (i) out-of-pocket expenses, and (ii) start-up costs for each new Portfolio incurred through the first 6 months after the SEC effective date of the new Portfolio (including out-of-pocket and personnel costs).


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

                                 AMENDMENT NO. 7
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                   FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY
                                       AND
                                   SSgA FUNDS

This Amendment No. 7 amends the Administration Agreement ("Agreement") dated April 12, 1988 as previously amended by and between Frank Russell Investment Management Company, a Washington corporation ("Administrator") and SSgA Funds, a Massachusetts business trust ("Fund"). The Fund is an open-end investment management company registered under the Investment Company Act of 1940, as amended. Administrator acts as administrator for the Fund pursuant to the terms of the Agreement. Fund and Administrator now desire to amend Schedule A to the Agreement to remove the reduction of Administration fees to the extent that certain expenses were incurred by Russell Fund Distributors, Inc., under the following terms and conditions:

1. SCHEDULE A. Schedule A to the Agreement is hereby amended to read in its entirety as Schedule A attached to this Amendment.

2. EFFECTIVE DATE. The effective date of this amendment shall be April 9, 2002.

3. OTHER TERMS. All other terms of the Agreement shall remain in full force and effect.

DATED this 9th day of April, 2002.

SSgA FUNDS                                      FRANK RUSSELL INVESTMENT
                                                  MANAGEMENT COMPANY


By                                           By
  --------------------------------             --------------------------
     J. David Griswold                            Lynn L. Anderson
     Senior Vice President and                    Chairman of the Board and
       Associate General Counsel                    Chief Executive Officer

                               SCHEDULE A -- FEES

                             Effective April 9, 2002

A. ADMINISTRATIVE SERVICES FEE. For all services provided by Administrator pursuant to the Agreement ("Administrative Services"), the Fund agrees to pay Administrator an annual fee ("Administrative Services Fee") equal to the sum of the products of the average daily net assets for each Portfolio of the Fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS
3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS
3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS
3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS
7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(2)
3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

Additionally, the Administrator will charge a flat fee of $30,000 per year per Portfolio on all Portfolios (except the Life Solutions Funds) with less than $500 million in assets under management.

For Administrative Services provided pursuant to Section 3(g) of the Agreement, the Fund agrees to pay $1,000 per year per Portfolio for monthly Fact Sheets.

The Administrative Services Fee shall be accrued daily at a rate of 1/365th of the annual fee and shall be based upon the average daily net assets of each Portfolio during the calendar month. The Administrative Services Fee shall be payable monthly on the first business day following month end.

B. REIMBURSEMENT OF EXPENSES. In addition to paying the Administrative Services Fee, the Fund shall reimburse Administrator on invoice for (i) out-of-pocket expenses, and (ii) start-up costs for each new Portfolio incurred through the first 6 months after the SEC effective date of the new Portfolio (including out-of-pocket and personnel costs).


----------
(2) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

                                 AMENDMENT NO. 6
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                   FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY
                                       AND
                                   SSgA FUNDS

This Amendment No. 6 amends the Administration Agreement ("Agreement") dated April 12, 1988 as previously amended by and between Frank Russell Investment Management Company, a Washington corporation ("Administrator") and SSgA Funds, a Massachusetts business trust ("Fund"). The Fund is an open-end investment management company registered under the Investment Company Act of 1940, as amended. Administrator acts as administrator for the Fund pursuant to the terms of the Agreement. Fund and Administrator now desire to amend Section 3 and Schedule A to the Agreement to discontinue the use of the Russell Performance Universes software and to establish a new fee schedule under the following terms and conditions:

1. SECTION 3. Subsection (g) of Section 3 to the Agreement is hereby amended to read as follows:

      The Administrator will:

      . . .

      (g) Prepare monthly Fact Sheets for each Portfolio of the Fund, the information thereon to include, but not be limited to: (i) expense ratio;
      (ii) investment objective; (iii) assets, shares and net asset value; (iv) 12-month income distribution; (v) Morningstar rating (or other comparable rating service as may be determined from time to time); (vi) performance;
      (vii) portfolio analytics; (viii) top ten portfolio holdings; (ix) percentage of total market value for equities, fixed investments and short term investments, etc. (as applicable); (x) industry break-out; and (xi) risk profile.

2. SCHEDULE A. Schedule A to the Agreement is hereby amended to read in its entirety as Schedule A attached to this Amendment.

3. EFFECTIVE DATE. The effective date of this amendment shall be September 1, 2001. This Amendment No. 6 supersedes in its entirety Amendment No. 5 dated May 1, 2000.

4. OTHER TERMS. All other terms of the Agreement shall remain in full force and effect.

DATED this 8th day of November, 2001.

SSgA FUNDS                                      FRANK RUSSELL INVESTMENT
                                                  MANAGEMENT COMPANY


By                                           By
  --------------------------------             --------------------------
     J. David Griswold                            Lynn L. Anderson
     Senior Vice President and                    Chairman of the Board and
       Associate General Counsel                    Chief Executive Officer

                               SCHEDULE A -- FEES

                           Effective September 1, 2001

A. ADMINISTRATIVE SERVICES FEE. For all services provided by Administrator pursuant to the Agreement ("Administrative Services"), the Fund agrees to pay Administrator an annual fee ("Administrative Services Fee") equal to (x) the sum of the products of the average daily net assets for each Portfolio of the Fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS
3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS
3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS
3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS
7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(3)
3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the Fund's Distributor on behalf of the Fund. For purposes of calculating the Administrative Services Fee, distribution expenses described in (y), above, shall include all expenses incurred in connection with the distribution of Fund shares whether or not payable by the Fund under any applicable Rule 12b-1 Plan and shall include (i) securities licensing fees, (ii) industry association membership fees, (iii) ratings services, (iv) periodicals, (v) parking and other similar benefits to employees of the Distributor, (vi) office equipment, (vii) Distributor employee costs including salary, bonuses and benefits and (viii) office space. For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

Additionally, the Administrator will charge a flat fee of $30,000 per year per Portfolio on all Portfolios (except the Life Solutions Funds) with less than $500 million in assets under management.

For Administrative Services provided pursuant to Section 3(g) of the Agreement, the Fund agrees to pay $1,000 per year per Portfolio for monthly Fact Sheets.

The Administrative Services Fee shall be accrued daily at a rate of 1/365th of the annual fee and shall be based upon the average daily net assets of each Portfolio during the calendar month. The Administrative Services Fee shall be payable monthly on the first business day following month end.

B. REIMBURSEMENT OF EXPENSES. In addition to paying the Administrative Services Fee, the Fund shall reimburse Administrator on invoice for (i) out-of-pocket expenses, and (ii) start-up costs for each new Portfolio incurred through the first 6 months after the SEC effective date of the new Portfolio (including out-of-pocket and personnel costs).

----------
(3) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

                               SCHEDULE A -- FEES

                            Effective January 1, 1993

A. ADMINISTRATIVE SERVICES FEE. For all services provided by Administrator pursuant to the Agreement ("Administrative Services"), the Fund agrees to pay Administrator an annual fee ("Administrative Services Fee") equal to (x) the sum of the products of the average daily net assets for each Portfolio of the Fund multiplied by the following percentages:

PORTFOLIO'S AVERAGE DAILY NET ASSETS                          RATE
------------------------------------                          ----
DOMESTIC PORTFOLIOS
$0 to and including $500 million                              0.0006
Over $500 million to and including $1 billion                 0.0005
Over $1 billion                                               0.0003

INTERNATIONAL PORTFOLIOS
$0 to and including $500 million                              0.0007
Over $500 million to and including $1 billion                 0.0006
Over $1 billion to and including $1.5 billion                 0.0004
Over $1.5 billion                                             0.0003

less (y) an amount equal to the sum of distribution expenses incurred by the Fund's Distributor on behalf of the Fund up to a maximum of 15% of the amount determined in (x). For purposes of calculating the Administrative Services Fee, distribution expenses described in (y), above, shall include all expenses incurred in connection with the distribution of Fund shares whether or not payable by the Fund under any applicable Rule 12b-1 Plan and shall include (i) securities licensing fees, (ii) industry association membership fees, (iii) ratings services, (iv) periodicals, (v) parking and other similar benefits to employees of the Distributor, (vi) office equipment, (vii) Distributor employee costs including salary, bonuses and benefits and (viii) office space. For purposes of determining the breakpoints in calculating (x) above, the assets of all Domestic Portfolios will be aggregated.

The Administrative Services Fee shall be accrued daily at a rate of 1/365th of the annual fee and shall be based upon the average daily net assets of each Portfolio during the calendar month. The Administrative Services Fee shall be payable monthly on the first business day following month end.

B. REIMBURSEMENT OF EXPENSES. In addition to paying the Administrative Services Fee, the Fund shall reimburse Administrator on invoice for (i) out-of-pocket expenses, and (ii) start-up costs for each new Portfolio incurred through the first 6 months after the SEC effective date of the new Portfolio (including out-of-pocket and personnel costs).

                                LETTER AGREEMENT

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Dear Sirs:

Pursuant to Paragraph 1 of the Administration Agreement between The Seven Seas Series Fund and Frank Russell Investment Management Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating a new series to be named The Seven Seas Series US Government Money Market Fund (the "Fund") and that The Seven Seas Series Fund desires Frank Russell Investment Management Company to serve as Administrator with respect to the Fund pursuant to the terms and conditions of the Administration Agreement. The fee to be charged by Administrator to the Fund in return for its services will be as set forth in the Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Fund shall be until April 12, 1992.

Please acknowledge your acceptance of acting as Administrator to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND

By: /s/ George W. Weber
    -------------------
    George W. Weber
    Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company

By: /s/ Lynn L. Anderson
    --------------------
    Lynn L. Anderson

                                LETTER AGREEMENT

January 8, 1992

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Dear Sirs:

Pursuant to Paragraph 1 of the Administration Agreement between The Seven Seas Series Fund and Frank Russell Investment Management Company, dated April 12, 1988, as amended, The Seven Seas Series Fund advises you that it is creating six new series to be named The Seven Seas Series Short Term Government Bond Fund, The Seven Seas Series S&P 500 Index Fund, The Seven Seas Series S&P Midcap Index Fund, The Seven Seas Series Matrix Synthesis Fund, The Seven Seas Series International European Index Fund, and The Seven Seas Series International Pacific Index Fund (the "New Funds") and that The Seven Seas Series Fund desires Frank Russell Investment Management Company to serve as Administrator with respect to the New Funds pursuant to the terms and conditions of the Administration Agreement. The fee to be charged by Administrator to the New Funds in return for its services will be as set forth in the Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the New Funds shall be until April 12, 1993.

Please acknowledge your acceptance of acting as Administrator to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND

By: /s/ George W. Weber
    -------------------
    George W. Weber
    Senior Vice President - Operations

ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company

By: /s/ Lynn L. Anderson
    --------------------
    Lynn L. Anderson

                                LETTER AGREEMENT

July 8, 1992

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Dear Sirs:

Pursuant to Paragraph 1 of the Administration Agreement between The Seven Seas Series Fund and Frank Russell Investment Management Company, dated April 12, 1988, as amended, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Bond Market Fund and The Seven Seas Series Yield Plus Fund (the "New Funds") and that The Seven Seas Series Fund desires Frank Russell Investment Management Company to serve as Administrator with respect to the New Funds pursuant to the terms and conditions of the Administration Agreement. The fee to be charged by Administrator to the New Funds in return for its services will be as set forth in the Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as Administrator to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND

By: /s/ George W. Weber
    -------------------
    George W. Weber
    Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company

By: /s/ Lynn L. Anderson
    --------------------
    Lynn L. Anderson

                                LETTER AGREEMENT

               The Seven Seas Series US Treasury Money Market Fund The Seven Seas Series US Treasury Obligations Fund

                            Administration Agreement

January 6, 1993

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Dear Sirs:

Pursuant to Paragraph 1 of the Administration Agreement between The Seven Seas Series Fund and Frank Russell Investment Management Company, dated April 12, 1988, as amended, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series US Treasury Money Market Fund and The Seven Seas Series US Treasury Obligations Fund (the "New Funds") and that The Seven Seas Series Fund desires Frank Russell Investment Management Company to serve as Administrator with respect to the New Funds pursuant to the terms and conditions of the Administration Agreement. The fee to be charged by Administrator to the New Funds in return for its services will be as set forth in the Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the New Funds shall be until April 12, 1993.

Please acknowledge your acceptance of acting as Administrator to the New Funds by executing this letter agreement in the space provided and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND

By: /s/ George W. Weber
    -------------------
    George W. Weber
    Senior Vice President - Operations

ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company

By: /s/ Lynn L. Anderson
    --------------------

    Lynn L. Anderson

                                LETTER AGREEMENT

                  The Seven Seas Series Growth and Income Fund
                     The Seven Seas Series Intermediate Fund

                            Administration Agreement

April 7, 1993

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Dear Sirs:

Pursuant to Paragraph 1 of the Administration Agreement between The Seven Seas Series Fund and Frank Russell Investment Management Company, dated April 12, 1988, as amended, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Growth and Income Fund and The Seven Seas Series Intermediate Fund (the "New Funds") and that The Seven Seas Series Fund desires Frank Russell Investment Management Company to serve as Administrator with respect to the New Funds pursuant to the terms and conditions of the Administration Agreement. The fee to be charged by Administrator to the New Funds in return for its services will be set forth in the Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as Administrator to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND

By: /s/ Lynn L. Anderson
    --------------------
    Lynn L. Anderson
    President

ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company

By: /s/ Thomas A. Early
    -------------------
    Thomas A. Early
    Associate General Counsel and Secretary

                                LETTER AGREEMENT

               The Seven Seas Series Prime Money Market Portfolio
                   The Seven Seas Series Emerging Markets Fund

                            Administration Agreement

January 19, 1994

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Dear Sirs:

Pursuant to Paragraph 1 of the Administration Agreement between The Seven Seas Series Fund and Frank Russell Investment Management Company, dated April 12, 1988, as amended, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Prime Money Market Portfolio and The Seven Seas Series Emerging Markets Fund (the "Portfolios") and that The Seven Seas Series Fund desires Frank Russell Investment Management Company to serve as Administrator with respect to the Portfolios pursuant to the terms and conditions of the Administration Agreement. The fee to be charged by Administrator to the Portfolios in return for its services will be as set forth in the Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Portfolios shall be until April 6, 1994.

Please acknowledge your acceptance of acting as Administrator to the Portfolios by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND                  ACKNOWLEDGED AND ACCEPTED

                                            Frank Russell Investment
                                             Management Company

By: /s/ Lynn L. Anderson                    By: /s/ Thomas A. Early
    --------------------                        -------------------
    Lynn L. Anderson                            Thomas A. Early
    President                                   Associate General Counsel
                                                   and Secretary

                                LETTER AGREEMENT

                The Seven Seas Series Tax Free Money Market Fund

                            Administration Agreement

July 13, 1994

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies & Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between The Seven Seas Series Fund and Frank Russell Investment Management Company, dated April 12, 1988, as amended, The Seven Seas Series Fund advises you that it is creating a new series to be named The Seven Seas Series Tax Free Money Market Fund, Class A, Class B and Class C ("Tax Free Fund") and that The Seven Seas Series Fund desires Frank Russell Investment Management Company to serve as Administrator with respect to the Tax Free Fund pursuant to the terms and conditions of the Administration Agreement. The fee to be charged by Administrator to the Tax Free Fund in return for its services will be as set forth in the Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Tax Free Fund shall be until April 12, 1995.

Please acknowledge your acceptance of acting as Administrator to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND

By: /s/ Lynn L. Anderson
    --------------------
    Lynn L. Anderson
    President

ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company

By: /s/ J. David Griswold
    ---------------------
    J. David Griswold
    Associate General Counsel and Assistant Secretary

                                LETTER AGREEMENT

                     THE SEVEN SEAS SERIES REAL ESTATE FUND
                      THE SEVEN SEAS SERIES SMALL CAP FUND
                 THE SEVEN SEAS SERIES ACTIVE INTERNATIONAL FUND

                            ADMINISTRATION AGREEMENT

October 25, 1994

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between The Seven Seas Series Fund and Frank Russell Investment Management Company, dated April 12, 1988, as amended, The Seven Seas Series Fund advises you that (1) it is creating a new series to be named The Seven Seas Series Real Estate Equity Fund, (2) it has changed the investment objective and policies if The Seven Seas Series Midcap Index Fund and renamed it The Seven Seas Series Small Cap Fund, and (3) it has changed the investment objective and policies of The Seven Seas Series International European Index Fund and renamed it The Seven Seas Series Active International Fund (collectively, the "Funds"), and that The Seven Seas Series Fund desires Frank Russell Investment Management Company to serve as Administrator with respect to the Funds pursuant to the terms and conditions of the Administration Agreement. The fee to be charged by Administrator to the Funds in return for its services will be as set forth in the Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Funds shall be until April 12, 1995.

Please acknowledge your acceptance of acting as Administrator to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND

By: /s/ Lynn L. Anderson
    --------------------
    Lynn L. Anderson
    President

ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company

By: /s/ J. David Griswold
    ---------------------
    J. David Griswold
    Associate General Counsel and Assistant Secretary

                                LETTER AGREEMENT

                   SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND
                        SSgA LIFE SOLUTIONS BALANCED FUND
                         SSgA LIFE SOLUTIONS GROWTH FUND

                            ADMINISTRATION AGREEMENT

April 10, 1997

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between the SSgA Funds and Frank Russell Investment Management Company, dated April 12, 1988, as amended, the SSgA Funds advise you that it is creating three new series to be named SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund, and SSgA Life Solutions Growth Fund (collectively, the "Funds"), and that the SSgA Funds desire Frank Russell Investment Management Company to serve as Administrator with respect to the Funds pursuant to the terms and conditions of the Administration Agreement. The Administrator to the Funds will charge a fee for its services to the Funds as determined by the currently effective Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Funds shall be until April 12, 1998.

Please acknowledge your acceptance of acting as Administrator to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
   Lynn L. Anderson
   President


ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company


By:
   ------------------------------
   J. David Griswold
   Associate General Counsel
    and Assistant Secretary

                                LETTER AGREEMENT

                                SSgA SPECIAL FUND
                  SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND
                            SSgA HIGH YIELD BOND FUND

                            ADMINISTRATION AGREEMENT

April 28, 1998

Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between the SSgA Funds and Frank Russell Investment Management Company, dated April 12, 1988, as amended, the SSgA Funds advise you that it is creating three new series to be named SSgA Special Fund, SSgA International Growth Opportunities Fund, and SSgA High Yield Bond Fund (collectively, the "Funds"), and that the SSgA Funds desire Frank Russell Investment Management Company to serve as Administrator with respect to the Funds pursuant to the terms and conditions of the Administration Agreement. The Administrator to the Funds will charge a fee for its services to the Funds as determined by the currently effective Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Funds shall be until April 12, 1999.

Please acknowledge your acceptance of acting as Administrator to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
   Lynn L. Anderson
   President


ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company


By:
   ------------------------------
   J. David Griswold
   Associate General Counsel
    and Assistant Secretary

                                LETTER AGREEMENT

                           SSgA AGGRESSIVE EQUITY FUND

                            ADMINISTRATION AGREEMENT

September 1, 1998


Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between the SSgA Funds and Frank Russell Investment Management Company, dated April 12, 1988, as amended, the SSgA Funds advise you that it is creating a new series to be named SSgA Aggressive Equity Fund (the "Fund"), and that the SSgA Funds desire Frank Russell Investment Management Company to serve as Administrator with respect to the Fund pursuant to the terms and conditions of the Administration Agreement. The Administrator to the Fund will charge a fee for its services to the Funds as determined by the currently effective Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Fund shall be until April 12, 1999.

Please acknowledge your acceptance of acting as Administrator to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
   Lynn L. Anderson
   President


ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company


By:
   ------------------------------
   J. David Griswold
   Associate General Counsel
    and Assistant Secretary

                                LETTER AGREEMENT

                              SSgA IAM SHARES FUND

                            ADMINISTRATION AGREEMENT

May 28, 1999


Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between the SSgA Funds and Frank Russell Investment Management Company, dated April 12, 1988, as amended, the SSgA Funds advise you that it is creating a new series to be named SSgA IAM SHARES Fund (the "Fund"), and that the SSgA Funds desire Frank Russell Investment Management Company to serve as Administrator with respect to the Fund pursuant to the terms and conditions of the Administration Agreement. The Administrator to the Fund will charge a fee for its services to the Funds as determined by the currently effective Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Fund shall be until April 12, 1999.

Please acknowledge your acceptance of acting as Administrator to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
   Lynn L. Anderson
   President


ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company


By:
   ------------------------------
   J. David Griswold
   Associate General Counsel
    and Assistant Secretary

                                LETTER AGREEMENT

                      SSgA INTERMEDIATE MUNICIPAL BOND FUND

                            ADMINISTRATION AGREEMENT

May 30, 2000


Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between the SSgA Funds and Frank Russell Investment Management Company, dated April 12, 1988, as amended, the SSgA Funds advise you that it is creating a new series to be named SSgA Intermediate Municipal Bond Fund (the "Fund"), and that the SSgA Funds desire Frank Russell Investment Management Company to serve as Administrator with respect to the Fund pursuant to the terms and conditions of the Administration Agreement. The Administrator to the Fund will charge a fee for its services to the Funds as determined by the currently effective Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Fund shall be until April 12, 2000.

Please acknowledge your acceptance of acting as Administrator to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
   Lynn L. Anderson
   President


ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company


By:
   ------------------------------
   J. David Griswold
   Associate General Counsel
    and Assistant Secretary

                                LETTER AGREEMENT

                            SSgA LARGE CAP VALUE FUND
                    SSgA LARGE CAP GROWTH OPPORTUNITIES FUND

August 28, 2003


Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between the SSgA Funds and Frank Russell Investment Management Company, dated April 12, 1988, as amended, the SSgA Funds advise you that it is creating two new series to be named SSgA Large Cap Value Fund and SSgA Large Cap Growth Opportunities Fund (the "Funds"), and that the SSgA Funds desire Frank Russell Investment Management Company to serve as Administrator with respect to each Fund pursuant to the terms and conditions of the Administration Agreement. The Administrator to the Funds will charge a fee for its services to the Funds as determined by the currently effective Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Fund shall be until April 12, 2004.

Please acknowledge your acceptance of acting as Administrator to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
   Lynn L. Anderson
   President

ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company


By:
   ------------------------------
   J. David Griswold
   Associate General Counsel
    and Assistant Secretary

                                LETTER AGREEMENT

                        SSgA DIRECTIONAL CORE EQUITY FUND

                            ADMINISTRATION AGREEMENT

______________, 2004


Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between the SSgA Funds and Frank Russell Investment Management Company, dated April 12, 1988, as amended, the SSgA Funds advise you that it is creating a new series to be named SSGA Directional Core Equity Fund (the "Fund"), and that the SSgA Funds desire Frank Russell Investment Management Company to serve as Administrator with respect to the Fund pursuant to the terms and conditions of the Administration Agreement. The Administrator to the Fund will charge a fee for its services to the Fund as determined by the currently effective Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Fund shall be until April 12, 2005.

Please acknowledge your acceptance of acting as Administrator to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
   Lynn L. Anderson
   President

ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company


By:
   ------------------------------
   J. David Griswold
   Associate General Counsel
    and Assistant Secretary

                                LETTER AGREEMENT

                          SSgA ENHANCED SMALL CAP FUND

                            ADMINISTRATION AGREEMENT

______________, 2004


Frank Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Ladies and Gentlemen:

Pursuant to Paragraph 1 of the Administration Agreement between the SSgA Funds and Frank Russell Investment Management Company, dated April 12, 1988, as amended, the SSgA Funds advise you that it is creating a new series to be named SSGA Enhanced Small Cap Fund (the "Fund"), and that the SSgA Funds desire Frank Russell Investment Management Company to serve as Administrator with respect to the Fund pursuant to the terms and conditions of the Administration Agreement. The Administrator to the Fund will charge a fee for its services to the Fund as determined by the currently effective Administration Agreement.

Notwithstanding anything to the contrary in Paragraph 11(b), the initial term of the Administration Agreement with respect to the Fund shall be until April 12, 2005.

Please acknowledge your acceptance of acting as Administrator to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS

By:
   ------------------------------
   Lynn L. Anderson
   President and Chairman of the Board

ACKNOWLEDGED AND ACCEPTED

Frank Russell Investment Management Company


By:
   ------------------------------
   J. David Griswold
   Associate General Counsel
    and Assistant Secretary